Exhibit 99.1

For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

For Immediate Release	Page 1 of 4

CENTERPOINT ENERGY REPORTS SECOND QUARTER 2008 EARNINGS
     Houston, TX — August 6, 2008 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $101 million, or $0.30 per diluted share, for the second quarter of 2008 compared to $70 million, or $0.20 per diluted share, for the same period of 2007.
     “I am pleased with the overall performance of our company during the second quarter, particularly in a period of high energy prices,” said David M. McClanahan, president and chief executive officer of CenterPoint Energy. “We continue to see the benefit of our balanced electric and natural gas portfolio. Our utility operations turned in solid performances, and our pipelines and field services businesses continue to benefit from our previous investments and the continuing high levels of drilling activity in the mid-continent area driven by the strong demand for natural gas.”
     For the six months ended June 30, 2008, net income was $224 million, or $0.66 per diluted share, compared to $200 million, or $0.58 per diluted share, for the same period of 2007.
OPERATING INCOME BY SEGMENT
Electric Transmission & Distribution
     The electric transmission & distribution segment reported operating income of $164 million in the second quarter of 2008, consisting of $129 million from the regulated electric transmission & distribution utility operations (TDU) and $35 million related to transition bonds. Operating income for the second quarter of 2007 was $157 million, consisting of $118 million from the TDU, $10 million from the competition transition charge (CTC), and $29 million related to transition bonds. In February 2008, the company monetized the remaining allowed true-up balance resulting in the discontinuance of the CTC.
     Operating income for the TDU for the second quarter of 2008 increased due to warmer weather, continued strong customer growth of nearly 52,000 metered customers since June 2007, higher revenues from ancillary services and a $9 million gain from a land sale, partially offset by higher transmission costs and other operating expenses. Operating income for the second quarter of 2007 included a $17 million favorable settlement related to the final fuel reconciliation of the formerly integrated electric utility.
     Operating income for the six months ended June 30, 2008, was $255 million, consisting of $183 million from the TDU, $5 million from the CTC and $67 million related to transition bonds. Operating income for the same period of 2007 was $261 million, consisting of $180 million from the TDU, $21 million from the CTC, and $60 million related to transition bonds.

- more -

For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

For Immediate Release	Page 2 of 4

Natural Gas Distribution
     The natural gas distribution segment reported operating income of $4 million for the second quarter of 2008 compared to $8 million for the same period of 2007. The decline was due to higher operating expenses primarily related to bad debts, customer-related costs and support services, partially offset by the benefit of new rates implemented in late 2007, lower employee-related costs and continued customer growth of nearly 34,000 metered customers since June 2007. Due to seasonal impacts, this segment typically reports minimal earnings in the second quarter.
     Operating income for the six months ended June 30, 2008, was $125 million compared to $137 million for the same period of 2007.
Interstate Pipelines
     The interstate pipelines segment reported operating income of $101 million for the second quarter of 2008 compared to $52 million for the same period of 2007. The increase was driven by increased ancillary services and the Carthage to Perryville pipeline, which went into commercial service in May 2007. In addition, operating income for the second quarter of 2008 included an $18 million gain from the sale of two storage development projects.
     Operating income for the six months ended June 30, 2008, was $172 million compared to $96 million for the same period of 2007.
Field Services
     The field services segment reported operating income of $32 million for the second quarter of 2008 compared to $27 million for the same period of 2007. Operating income increased from higher throughput, increased ancillary services and higher commodity prices.
     In addition to operating income, this business had equity income of $4 million in the second quarter of 2008 compared to $2 million in the second quarter of 2007 from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other — net under the Other Income (Expense) caption.
     Operating income for the six months ended June 30, 2008, was $77 million compared to $49 million for the same period of 2007. Equity income from the jointly-owned gas processing plant was $8 million for the six months ended June 30, 2008, compared to $4 million for the same period of 2007.

- more -

For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

For Immediate Release	Page 3 of 4

Competitive Natural Gas Sales and Services
     The competitive natural gas sales and services segment reported an operating loss of $5 million for the second quarter of 2008 compared to a loss of $4 million for the same period of 2007. The second quarter of 2008 included charges of $10 million resulting from mark-to-market accounting for derivatives used to lock in economic margins of certain forward natural gas sales compared to mark-to-market charges of $6 million for the same period of 2007. The second quarter of 2007 also included a $5 million write-down of natural gas inventory to the lower of average cost or market.
     Operating income for the six months ended June 30, 2008, was $1 million compared to $52 million for the same period of 2007. Approximately $13 million of the decline was due to reduced locational and seasonal price differentials. In addition, the six months ended June 30, 2008 included charges of $32 million resulting from mark-to-market accounting compared to charges of $14 million for the same period of 2007. The six months ended June 30, 2007 also included $6 million in inventory write-downs. Additionally, the six months ended June 30, 2008 included $6 million in gains on sales of gas from inventory compared to $30 million for the same period of 2007.
DIVIDEND DECLARATION
     On July 24, 2008, CenterPoint Energy’s board of directors declared a regular quarterly cash dividend of $0.1825 per share of common stock payable on September 10, 2008, to shareholders of record as of the close of business on August 15, 2008.
OUTLOOK FOR 2008
     CenterPoint Energy expects diluted earnings per share for 2008 to be in the upper half of its guidance range of $1.15 to $1.25. This guidance takes into consideration performance to date as well as various economic and operational assumptions related to the business segments in which the company operates. The company has made certain assumptions regarding the impact to earnings of various regulatory proceedings but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any changes in accounting standards, any impact from acquisitions or divestitures, the timing effects of mark-to-market or inventory accounting in our competitive natural gas sales and services business or the outcome of the TDU’s true-up appeal.
FILING OF FORM 10-Q FOR CENTERPOINT ENERGY, INC.
     Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Quarterly Report on Form 10-Q for the period ended June 30, 2008. A copy of that report is available on the company’s Web site, www.CenterPointEnergy.com, under the

- more -

For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

For Immediate Release	Page 4 of 4

Investors section. Other filings the company makes at the SEC and other documents relating to its corporate governance can also be found on that site.
WEBCAST OF EARNINGS CONFERENCE CALL
     CenterPoint Energy’s management will host an earnings conference call on Wednesday, August 6, 2008, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call at www.CenterPointEnergy.com. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the Web site for at least one year.
     CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, interstate pipelines and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total over $17 billion. With about 8,600 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.
     This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy’s or its subsidiaries’ business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy’s and its subsidiaries’ Form 10-Ks for the period ended December 31, 2007, CenterPoint Energy’s and its subsidiaries’ Form 10-Qs for the period ended March 31, 2008, CenterPoint Energy’s Form 10-Q for the period ended June 30, 2008, and other filings with the SEC.
###

CenterPoint Energy, Inc. and Subsidiaries
Statements of Consolidated Income
(Millions of Dollars)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2007	2008	2007	2008

Revenues:
Electric Transmission & Distribution	$465	$510	$871	$919
Natural Gas Distribution	576	726	2,143	2,426
Competitive Natural Gas Sales and Services	881	1,243	1,945	2,363
Interstate Pipelines	121	192	211	325
Field Services	42	62	81	120
Other Operations	3	2	5	5
Eliminations	(55)	(65)	(117)	(125)

Total	2,033	2,670	5,139	6,033

Expenses:
Natural gas	1,208	1,750	3,358	4,143
Operation and maintenance	330	342	682	707
Depreciation and amortization	160	188	305	346
Taxes other than income taxes	93	93	199	204

Total	1,791	2,373	4,544	5,400

Operating Income	242	297	595	633

Other Income (Expense) :
Gain (loss) on Time Warner investment	28	17	(16)	(37)
Gain (loss) on indexed debt securities	(27)	(17)	14	33
Interest and other finance charges	(119)	(113)	(242)	(228)
Interest on transition bonds	(32)	(35)	(63)	(68)
Other — net	6	14	12	27

Total	(144)	(134)	(295)	(273)

Income Before Income Taxes	98	163	300	360

Income Tax Expense	(28)	(62)	(100)	(136)

Net Income	$70	$101	$200	$224

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Selected Data From Statements of Consolidated Income
(Millions of Dollars, Except Share and Per Share Amounts)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2007	2008	2007	2008

Basic Earnings Per Common Share:
Net Income	$0.22	$0.30	$0.62	$0.68

Diluted Earnings Per Common Share:
Net Income	$0.20	$0.30	$0.58	$0.66

Dividends Declared per Common Share	$0.17	$0.1825	$0.34	$0.365

Weighted Average Common Shares Outstanding (000):
- Basic	320,927	331,354	319,501	329,316
- Diluted	343,770	342,027	342,024	340,873

Operating Income (Loss) by Segment

Electric Transmission & Distribution:
Electric Transmission and Distribution Operations	$118	$129	$180	$183
Competition Transition Charge	10	—	21	5

Total Electric Transmission and Distribution Utility	128	129	201	188
Transition Bond Companies	29	35	60	67

Total Electric Transmission & Distribution	157	164	261	255
Natural Gas Distribution	8	4	137	125
Competitive Natural Gas Sales and Services	(4)	(5)	52	1
Interstate Pipelines	52	101	96	172
Field Services	27	32	49	77
Other Operations	2	1	—	3

Total	$242	$297	$595	$633

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Electric Transmission & Distribution
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)

Results of Operations:
Revenues:
Electric transmission and distribution utility	$395	$419	6%	$742	$765	3%
Transition bond companies	70	91	30%	129	154	19%

Total	465	510	10%	871	919	6%

Expenses:
Operation and maintenance	150	167	(11%)	304	335	(10%)
Depreciation and amortization	61	71	(16%)	124	137	(10%)
Taxes other than income taxes	56	52	7%	113	105	7%
Transition bond companies	41	56	(37%)	69	87	(26%)

Total	308	346	(12%)	610	664	(9%)

Operating Income	$157	$164	4%	$261	$255	(2%)

Operating Income:
Electric transmission and distribution operations	$118	$129	9%	$180	$183	2%
Competition transition charge	10	—	(100%)	21	5	(76%)
Transition bond companies	29	35	21%	60	67	12%

Total Segment Operating Income	$157	$164	4%	$261	$255	(2%)

Electric Transmission & Distribution Operating Data:
Actual MWH Delivered
Residential	6,020,714	6,774,069	13%	10,678,773	11,177,381	5%
Total	19,175,278	20,359,540	6%	35,835,191	36,929,230	3%

Weather (average for service area):
Percentage of 10-year average:
Cooling degree days	94%	111%	17%	96%	113%	17%
Heating degree days	197%	73%	(124%)	114%	95%	(19%)

Average number of metered customers:
Residential	1,767,749	1,814,840	3%	1,760,006	1,808,056	3%
Total	2,006,840	2,058,171	3%	1,998,291	2,050,316	3%

	Natural Gas Distribution
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$576	$726	26%	$2,143	$2,426	13%

Expenses:
Natural gas	366	512	(40%)	1,578	1,845	(17%)
Operation and maintenance	135	141	(4%)	282	297	(5%)
Depreciation and amortization	38	39	(3%)	76	78	(3%)
Taxes other than income taxes	29	30	(3%)	70	81	(16%)

Total	568	722	(27%)	2,006	2,301	(15%)

Operating Income	$8	$4	(50%)	$137	$125	(9%)

Natural Gas Distribution Operating Data:
Throughput data in BCF
Residential	20	20	—	106	104	(2%)
Commercial and Industrial	44	47	7%	126	130	3%

Total Throughput	64	67	5%	232	234	1%

Weather (average for service area)
Percentage of 10-year average:
Heating degree days	95%	113%	18%	99%	107%	8%

Average number of customers:
Residential	2,925,120	2,956,291	1%	2,935,661	2,965,941	1%
Commercial and Industrial	247,550	249,776	1%	246,564	250,382	2%

Total	3,172,670	3,206,067	1%	3,182,225	3,216,323	1%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Competitive Natural Gas Sales and Services
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$881	$1,243	41%	$1,945	$2,363	21%

Expenses:
Natural gas	877	1,237	(41%)	1,875	2,342	(25%)
Operation and maintenance	7	10	(43%)	16	18	(13%)
Depreciation and amortization	1	—	—	1	1	—
Taxes other than income taxes	—	1	—	1	1	—

Total	885	1,248	(41%)	1,893	2,362	(25%)

Operating Income (Loss)	$(4)	$(5)	(25%)	$52	$1	(98%)

Competitive Natural Gas Sales and Services Operating Data:
Throughput data in BCF	120	129	8%	275	267	(3%)

Average number of customers	7,077	9,186	30%	7,032	8,840	26%

	Interstate Pipelines
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$121	$192	59%	$211	$325	54%

Expenses:
Natural gas	24	58	(142%)	28	73	(161%)
Operation and maintenance	29	16	45%	56	46	18%
Depreciation and amortization	11	11	—	21	23	(10%)
Taxes other than income taxes	5	6	(20%)	10	11	(10%)

Total	69	91	(32%)	115	153	(33%)

Operating Income	$52	$101	94%	$96	$172	79%

Pipelines Operating Data:
Throughput data in BCF
Transportation	274	361	32%	568	785	38%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Field Services
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$42	$62	48%	$81	$120	48%

Expenses:
Natural gas	(4)	8	(300%)	(7)	6	(186%)
Operation and maintenance	16	18	(13%)	32	29	9%
Depreciation and amortization	3	3	—	6	6	—
Taxes other than income taxes	—	1	—	1	2	(100%)

Total	15	30	(100%)	32	43	(34%)

Operating Income	$27	$32	19%	$49	$77	57%

Field Services Operating Data:
Throughput data in BCF
Gathering	100	104	4%	193	202	5%

	Other Operations
	Quarter Ended			Six Months Ended
	June 30,		% Diff	June 30,		% Diff
	2007	2008	Fav/(Unfav)	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$3	$2	(33%)	$5	$5	—
Expenses	1	1	—	5	2	60%

Operating Income (Loss)	$2	$1	(50%)	$—	$3	—

Capital Expenditures by Segment
(Millions of Dollars)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2007	2008	2007	2008
Capital Expenditures by Segment
Electric Transmission & Distribution	$111	$87	$221	$176
Natural Gas Distribution	44	56	77	94
Competitive Natural Gas Sales and Services	2	1	4	2
Interstate Pipelines	60	42	214	70
Field Services	13	28	40	46
Other Operations	6	5	17	13

Total	$236	$219	$573	$401

Interest Expense Detail
(Millions of Dollars)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2007	2008	2007	2008
Interest Expense Detail
Amortization of Deferred Financing Cost	$12	$6	$31	$12
Capitalization of Interest Cost	(7)	(4)	(15)	(7)
Transition Bond Interest Expense	32	35	63	68
Other Interest Expense	114	111	226	223

Total Interest Expense	$151	$148	$305	$296

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Millions of Dollars)
(Unaudited)

	December 31,	June 30,
	2007	2008
ASSETS
Current Assets:
Cash and cash equivalents	$129	$150

Other current assets	2,659	2,448

Total current assets	2,788	2,598

Property, Plant and Equipment, net	9,740	9,908

Other Assets:
Goodwill	1,696	1,696
Regulatory assets	2,993	2,847
Other non-current assets	655	1,027

Total other assets	5,344	5,570

Total Assets	$17,872	$18,076

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings	$232	$200
Current portion of transition bond long-term debt	159	186
Current portion of other long-term debt	1,156	123
Other current liabilities	2,244	2,304

Total current liabilities	3,791	2,813

Other Liabilities:
Accumulated deferred income taxes, net and investment tax credit	2,266	2,255
Regulatory liabilities	828	806
Other non-current liabilities	813	883

Total other liabilities	3,907	3,944

Long-term Debt:
Transition bond	2,101	2,485
Other	6,263	6,869

Total long-term debt	8,364	9,354

Shareholders’ Equity	1,810	1,965

Total Liabilities and Shareholders’ Equity	$17,872	$18,076

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Statements of Consolidated Cash Flows
(Millions of Dollars)
(Unaudited)

	Six Months Ended June 30,
	2007	2008
Cash Flows from Operating Activities:
Net income	$200	$224
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	338	360
Deferred income taxes	12	12
Changes in net regulatory assets	31	14
Changes in other assets and liabilities	(164)	256
Other, net	10	2

Net Cash Provided by Operating Activities	427	868

Net Cash Used in Investing Activities	(709)	(700)

Net Cash Provided by (Used in) Financing Activities	267	(147)

Net Increase (Decrease) in Cash and Cash Equivalents	(15)	21

Cash and Cash Equivalents at Beginning of Period	127	129

Cash and Cash Equivalents at End of Period	$112	$150

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.